UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus, Esq.	Geoffrey R.T. Kenyon, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	One International Place, 40th Floor
New York, New York 10282	100 Oliver Street
Boston, MA 02110

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: November 30

Date of reporting period: May 31, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	May 31, 2019

MLP Energy Infrastructure Fund

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs MLP Energy Infrastructure Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

What Differentiates Goldman Sachs’ MLP Energy Infrastructure Fund Investment Process?

With a quality-oriented approach, the MLP Energy Infrastructure Fund seeks total return through current income and capital appreciation. We have an experienced investment team integrated within Goldman Sachs Asset Management, L.P. (“GSAM”), allowing us to leverage franchise expertise and risk framework across multiple asset classes.

∎	To capture the full energy value chain, we analyze energy production and user trends that ultimately impact energy infrastructure.

∎	We rigorously assess companies on both the asset and equity level.

∎	Macro Trend Analysis First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

∎	Top-Down Sector Selection Secondly, we analyze the impact of macro and regional trends on energy infrastructure.

∎	Bottom-Up Security Selection Finally, we select investments by evaluating, among other things, a company’s management, assets, expected returns and technicals.

∎	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging 15 years of investment experience.

∎	Ability to leverage energy related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

∎	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

PORTFOLIO RESULTS

Goldman Sachs MLP Energy Infrastructure Fund

Investment Objective and Principal Strategy

The Fund seeks total return through current income and capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in energy infrastructure master limited partnership (“MLP”) investments. The Fund’s MLP investments may include, but are not limited to: MLPs structured as limited partnerships or limited liability companies; MLPs that are taxed as “C” corporations; institutional units issued by MLP affiliates; “C” corporations that hold significant interests in MLPs; private investments in public equities (“PIPEs”) issued by MLPs; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes (“ETNs”), that provide exposure to MLPs. Energy infrastructure MLPs own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related equipment or services. The Fund’s MLP investments may be of any capitalization size.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP Energy Infrastructure Fund’s (the “Fund”) performance and positioning for the six-month period ended May 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 2.43%, 2.06%, 2.68%, 2.38%, 2.51%, 2.15% and 2.68%, respectively. These returns compare to the 3.29% cumulative total return of the Alerian MLP Index. The Alerian MLP Index is a leading measure of energy master limited partnerships (“MLPs”).[1]

Q	How did energy MLPs overall perform during the Reporting Period?

A	Energy MLPs, as represented by the Alerian MLP Index, generated a total return of 3.29% during the Reporting Period. The Alerian MLP Index outperformed the AMEX Energy Select Sector Index (“IXE”) (-9.45%) and the S&P 500® Index (+0.74%)[2]. Conversely, the Alerian MLP Index underperformed utility stocks (+7.45%) and real estate investment trusts (“REITs”) (+8.37%), as represented by the Philadelphia Stock Exchange (PHLX) Utility Sector Index and the FTSE NAREIT (National Association of Real Estate Investment Trusts) U.S. Real Estate Index Series, respectively.[3] (All index returns are presented on a total return basis.)

In energy markets, West Texas Intermediate (“WTI”) crude oil prices rose 5.05% to $53.50 per barrel during the Reporting Period, despite substantial volatility. Natural gas prices experienced significant weakness, finishing the Reporting Period at $2.45 per million British thermal units, a decline of 46.79%. The drop in natural gas prices, in our view, can be largely attributed to supply-side concerns, as associated gas levels continued to flood the market along with record U.S. crude oil production. (Associated gas is a byproduct of crude oil production.)[4]

Regarding the energy MLP and equity markets, it is worth highlighting that both experienced noteworthy stress during the fourth quarter of 2018, specifically in December. Equity markets suffered significant declines as a result of mounting concerns surrounding global economic growth, rising interest rates and ongoing trade tensions between the U.S. and China.

[1]	Source: Alerian. The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an index.

[2]	The AMEX Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products. The S&P 500® Index is a diverse index that includes 500 American companies that represent more than 70% of the total market capitalization of the U.S. stock market. It is not possible to invest directly in an index.

[3]	The PHLX Utility Sector Index is composed of geographically diverse public U.S. utility stocks. The FTSE NAREIT U.S. Real Estate Index Series is an index that spans the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors. It is not possible to invest directly in an index.

[4]	Source of crude oil and natural gas price data: Bloomberg.

PORTFOLIO RESULTS

These concerns sparked risk-off market sentiment, or reduced risk appetite, that drove the S&P 500® Index down 9.03% in December alone. That same month, WTI crude oil prices fell 10.84% to a low of $42.53 per barrel, a drop of 44.34% from the peak of $76.41 per barrel in early October 2018 — the sharpest decline since the commodity downturn in 2014-2015. In our view, the weakness stemmed from overarching market fears around global economic growth, which, in turn, raised concerns about global oil demand. We believe these worries, coupled with robust U.S. production growth and increased Saudi Arabian production in the second half of 2018, left many investors with questions about how the balance between supply and demand would look in 2019, which drove WTI crude oil prices lower. The magnitude of the sell-off in the crude oil market led to contagion in the broader energy market, which was already under pressure from risk-off investor sentiment. During December 2018, the broader energy market, as represented by the IXE, fell 12.52%, and the Alerian MLP Index declined 9.36% in sympathy. In this environment, energy-focused closed-end funds were forced to decrease their use of leverage, and hedge funds were compelled to reduce their exposure to risk, creating a technical headwind for energy-related assets. At the same time, the midstream[5] sector experienced the worst season of tax-loss harvesting[6] in its history, with more than $1.3 billion withdrawn from open-end mutual funds in December 2018 — the largest month of investment outflows on record.[7] All of these factors weighed heavily on the Alerian MLP Index’s performance throughout December, even though midstream companies executed well relative to consensus expectations.

Energy and equity markets experienced a strong recovery to start 2019. In the first six trading days of 2019, the Alerian MLP Index rallied 13.04%, as technical selling pressure appeared to ease, and the market repriced to levels more reflective of the strong fundamental backdrop, given record U.S. production trends and strong cash flow growth in 2018. The Alerian MLP Index continued to climb higher through April 2019, up 15.27% for the then year-to-date period, amid continued strength in WTI crude oil prices, which rose 40.74% during the same time period. In our view, the rally in crude oil prices can be ascribed to continued production discipline from OPEC+ countries, with Saudi Arabia’s oil minister being quite vocal about doing what is necessary to balance the global crude oil markets so as to reduce volatility and raise crude oil prices, which would allow Saudi Arabia to balance its budget. (OPEC+ is composed of the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil producing countries, most notably Russia.) Second, ongoing geopolitical tensions in Venezuela curbed that country’s domestic output significantly, eliminating approximately 330,000 barrels per day from the first calendar quarter.[8] The combination of these macro events, along with Iranian sanctions and healthy global demand, allowed the crude oil markets to trade at, or near, equilibrium from the beginning of 2019 until almost the end of April 2019. After peaking on April 23rd at $66.30 per barrel, WTI crude oil prices fell 19.31% through the end of May, ending the Reporting Period at $53.50 per barrel. We believe the sell-off was driven largely by demand-side concerns. U.S. crude oil inventories had experienced several consecutive weeks of above-average seasonal builds, and the U.S.-China trade war had continued to escalate, raising questions around global oil demand, which led, in turn, to a 14.19% decline in the broader energy market (as measured by the IXE). Trade-related concerns also drove the broader equity markets lower, with the S&P 500® Index finishing down 5.96% between April 23rd and the end of the Reporting Period. However, despite weakness in the broader energy and equity markets, the midstream sector performed rather well, with the Alerian MLP Index down only 2.59% during the same period. This represented the Alerian MLP Index’s best month of performance versus the broader energy market in more than six years.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection, the macro environment and underlying commodity prices drove the Fund’s performance during the Reporting Period, with commodity price volatility increasing the dispersion of individual stock returns.

Regarding its exposures, the Fund was negatively impacted by its positions in the gathering and processing and regasification[9] subsectors.[10] The gathering and processing subsector was hurt by volatility in crude oil and natural gas liquid prices, as this subsector is close to the wellhead and therefore tends to be sensitive to commodity price

[5]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[6]	Tax-loss harvesting is the practice of selling an investment at a loss in order to offset taxes on gains and/or income.

[7]	Source of investment flows data: U.S. Capital Advisors.

[8]	Source of production data: Bloomberg.

[9]	Regasification is the physical process by which liquefied natural gas is heated to be returned into its gaseous state.

[10]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

PORTFOLIO RESULTS

movements. We believe the regasification subsector suffered from a combination of weak carrier rates and liquefied natural gas-related uncertainty surrounding the U.S.-China trade war. On the positive side, the Fund was helped by its positions in the natural gas pipeline transportation and petroleum pipeline transportation subsectors, as each benefited from record U.S. production levels, which drove increased volumes on transportation and storage systems during the Reporting Period.

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A	An underweight position versus the Alerian MLP Index in Buckeye Partners LP and overweight positions relative to the Alerian MLP Index in Targa Resources Corp. and Golar LNG Ltd. detracted from the Fund’s relative returns during the Reporting Period.

The Fund was hurt by its underweight in Buckeye Partners LP (BPL), an independent owner and operator of a large diversified network of integrated midstream assets, including 6,000 miles of pipelines with more than 100 delivery locations. During the Reporting Period, BPL announced it had accepted an offer from IFM Global Infrastructure Fund, an institutional fund managed by IFM Investors, to be acquired at a price of $41.50 per common unit in an all-cash transaction valued at $10.3 billion. The deal represented an implied purchase premium of 27.50% relative to BPL’s closing price on May 9, 2019. The announcement led BPL’s market price to trade higher and converge with the deal price. Given the stock’s strong performance, the Fund’s relative underweight had a negative impact on its returns. At the end of the Reporting Period, the Fund maintained a position in BPL, albeit still an underweight. We viewed the stock as a high yielding cash alternative given that we expect its market price to remain at or near the deal price until the acquisition closes, which is scheduled to occur during the fourth quarter of 2019.

The Fund was hampered during the Reporting Period by an overweight position in Targa Resources Corp. (TRGP), an independent midstream services provider primarily engaged in gathering and processing, storing and transporting oil, natural gas and natural gas liquids. TRGP’s core operations (i.e., gathering and processing) are close to the wellhead and sensitive to commodity prices, and therefore the fourth quarter 2018 sell-off in crude oil prices and broad-based weakness in natural gas prices weighed on its stock’s performance. TRGP’s stock price also came under pressure after the company announced news of a planned increase to its 2019 capital spending program. We modestly increased the Fund’s overweight position in TRGP during the Reporting Period, as we believed the security was trading below its fundamental value.

The Fund was also hindered by an overweight position in Golar LNG Ltd. (GLNG), an independent owner and operator of marine-based liquefied natural gas midstream infrastructure assets with a fleet of 27 vessels. GLNG’s performance suffered during the Reporting Period alongside broad weakness in the shipping category, which was due to a combination of weak carrier rates and market uncertainty regarding the potential impact of the U.S.-China trade war on liquid natural gas markets. At the end of the Reporting Period, the Fund remained overweight GLNG, as we felt the stock was trading at an attractive valuation and offered differentiated exposure to the growing liquid natural gas story.

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund’s overweight positions compared to the Alerian MLP Index in USA Compression Partners LP, Enterprise Products Partners LP and Sunoco LP contributed positively to relative performance.

The Fund benefited from its overweight position in USA Compression Partners LP (USAC), an energy infrastructure company that engineers, operates and repairs natural gas pipelines and maintains related support inventory and equipment. USAC benefited during the Reporting Period from strong fourth quarter 2018 earnings results, driven by increased U.S. gas production and continued supply tightness for equipment that would serve this growing production. We increased the Fund’s overweight in USAC during the Reporting Period given what we saw as the company’s attractive fundamentals and strong distribution coverage ratio.

The Fund’s overweight in Enterprise Products Partners LP (EPD), a leading provider of midstream energy services to North American producers and consumers of natural gas, natural gas liquids, crude oil, petrochemicals and refined products, also enhanced Fund performance during the Reporting Period. EPD benefited from strong execution by its management team, which reported the company had beaten analyst estimates for earnings before interest, taxes,

PORTFOLIO RESULTS

depreciation and amortization (“EBITDA”) for a sixth consecutive quarter. This, along with its management’s increased focus on improving its distribution coverage ratio,[11] lowering operating costs and strengthening margins, bolstered EPD’s performance. The Fund maintained an overweight in EPD at the end of the Reporting Period, as we felt the company offered a healthy balance sheet and diverse asset footprint.

The Fund was also helped during the Reporting Period by its overweight position in Sunoco LP (SUN), which distributes motor fuel to convenience stores, independent dealers, commercial customers and distributors. SUN benefited from the rally in crude oil prices at the beginning of 2019 and from a positive first quarter 2019 earnings announcement, driven by an increase in fuel volumes and by lower operating expenses. We reduced the Fund’s overweight in SUN over the course of the Reporting Period in order to reallocate capital to what we considered more attractively valued securities.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in PBF Logistics LP (PBFX), an owner and operator of crude oil and refined petroleum products, formed to service its parent company, PBF Energy (PBF). PBFX was added through a follow-on equity offering[12] in April 2019 because we felt the deal offered an attractive entry point into a business with an inexpensive trading multiple and a supportive parent company.

The Fund established a position in Rattler Midstream LP (RTLR), a subsidiary of Diamondback Energy, Inc., through RTLR’s initial public offering on May 22, 2019. We believe increased crude oil and natural gas production in the Permian Basin may allow RTLR to benefit from greater volumes.

By the end of the Reporting Period, the Fund had exited its investment in Enbridge, Inc. (ENB), a company that provides natural gas and natural gas liquids transportation, distribution and related services in North America. The position was eliminated due to heightened regulatory uncertainty and environmental opposition around ENB’s multibillion-dollar Line 3 Replacement Project. We reallocated the capital to stocks with what we considered to have less downside risk and more attractive valuations.

Another key sale was that of TC Energy Corp. (TRP), a company focused on natural gas transmission and power services in Canada and the U.S. The Fund’s position was gradually liquidated, as the stock rallied 38% from the beginning of 2019 through the end of May. We took advantage of TRP’s gains to take profits, reallocating the capital to stocks we felt had more favorable valuations and upside potential.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used one long-only equity option, which did not have a material impact on performance.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we thought the midstream sector overall was positioned to continue benefiting from growing U.S. crude oil and natural gas production. The U.S. became the world’s leading crude producer in 2018, surpassing Russia and Saudi Arabia, and many observers expect it to be the driving force behind global supply growth over the next couple of years. In fact, through 2020, U.S. liquids production is expected by industry analysts to grow at a compound annual growth rate of 10%, accounting for 100% of incremental global supply growth,[13] while the rest of the world may well see production declines resulting from muted capital expenditures from upstream[14] businesses in recent years, ongoing geopolitical tensions and continued production discipline from OPEC+ countries. As a point of reference, there were two weeks during the Reporting Period when the U.S. was actually a net exporter of crude oil and petroleum products — the first time this has happened in 75 years.[15] Furthermore, the International Energy Agency predicts the U.S. will become the world’s second largest exporter of crude oil and refined products by 2024, overtaking Russia and nearly surpassing Saudi Arabia.

[11]	The distribution coverage ratio is an energy MLP’s distributable cash flow divided by the total amount of distributions it has paid out. It is an indication of an energy MLP’s ability to maintain its current cash distribution level.

[12]	A follow-on offering is an issuance of stock subsequent to the company’s initial public offering.

[13]	Source: Wood Mackenzie.

[14]	The upstream component of the energy industry is usually defined as those operations in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

[15]	Source: U.S. Energy Information Administration.

PORTFOLIO RESULTS

Strength in U.S. production translates directly into EBITDA growth for midstream companies, in our view. This is a result of rising volumes on existing storage, transportation and processing systems, along with increased export-related services such as coastal transportation, storage and dock utilization. In 2018, U.S. production grew at 17%, which resulted in EBITDA growth for midstream businesses of more than 10%.[16] Looking forward, we believe healthy U.S. production trends should continue to support EBITDA growth, with consensus expectations calling for more than a 10% compounded annual growth rate through 2020.

At the company level, we believe management teams have largely addressed the issues that have weighed on the performance of the midstream sector over the past several years. We have seen complex corporate structures consolidate to promote growth; management teams cut distributions or modify distribution growth to increase long-term distribution sustainability; and the midstream sector begin its transition to a self-funding model.[17] These factors should be supportive for energy MLPs, as we believe they will lead to sustainable and profitable long-term businesses.

At the end of the Reporting Period, we believed the valuations of energy MLPs remained inexpensive on all metrics relative to historical averages as well as inexpensive relative to equities broadly and to income-oriented asset classes. On an enterprise value-to-EBITDA[18] basis, which is a widely accepted energy MLP valuation method, energy MLPs were trading at 10.2x, which is a 1.9x discount relative to their 12.1x long-term average. Interestingly, valuations at the end of the Reporting Period were similar to those seen in February 2016, when the crude oil and energy infrastructure markets were under significant stress, suggesting to us that the improvement in the macro and fundamental backdrop since 2016 was not yet reflected in valuations. In our opinion, a reversion to historical levels could mean significant potential upside for energy MLPs.

[16]	Source of all EBITDA data: Bloomberg.

[17]	Self-funding means that organically generated cash flow in excess of distributions will be the source of funding for potential growth opportunities rather than reliance on the equity capital markets.

[18]	Enterprise value is the market value of debt, common equity and preferred equity minus the value of cash. Enterprise value-to-EBITDA is a financial ratio that measures a company’s value.

FUND BASICS

Goldman Sachs MLP Energy Infrastructure Fund

as of May 31, 2019

PERFORMANCE REVIEW

December 1, 2018–May 31, 2019	Fund Total Return (based on NAV)[1]	Alerian MLP Index[2]

Class A	2.43%	3.29%
Class C	2.06	3.29
Institutional	2.68	3.29
Investor	2.38	3.29
Class P	2.51	3.29
Class R	2.15	3.29
Class R6	2.68	3.29

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. The Alerian MLP Index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ). The corresponding total return index is calculated and disseminated daily through ticker AMZX. The Alerian MLP Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Five Years	Since Inception	Inception Date

Class A	6.63%	-6.37%	-2.03%	3/28/13
Class C	10.99	-6.02	-1.83	3/28/13
Institutional	13.34	-4.94	-0.72	3/28/13
Investor	13.29	-5.05	-0.84	3/28/13
Class P	N/A	N/A	6.14	4/16/18
Class R	12.71	-5.54	-1.35	3/28/13
Class R6	N/A	N/A	14.58	4/2/18

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

Total Annual Fund Operating Expenses
Class A	1.71%
Class C	2.46
Institutional	1.32
Investor	1.46
Class P	1.31
Class R	1.96
Class R6	1.31

[4]	The expense ratios of the Fund are as set forth above according to the most recent publicly available Prospectus, as supplemented to date, and may differ from the expense ratios disclosed in the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 5/31/19[5]

Holding	% of Net Assets	Line of Business

Enterprise Products Partners LP	13.0%	Pipeline Transportation | Natural Gas
Energy Transfer LP	12.4	Pipeline Transportation | Natural Gas
Magellan Midstream Partners LP	9.5	Pipeline Transportation | Petroleum
Plains All American Pipeline LP	8.6	Pipeline Transportation | Petroleum
MPLX LP	8.3	Gathering + Processing
Western Midstream Partners LP	4.5	Gathering + Processing
EQM Midstream Partners LP	4.2	Pipeline Transportation | Natural Gas
Buckeye Partners LP	3.4	Pipeline Transportation | Petroleum
The Williams Cos., Inc.	3.1	Gathering + Processing
Cheniere Energy, Inc.	3.1	Other | Liquefaction

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND SECTOR ALLOCATIONS[6]

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. Figures in the graph may not sum to 100% due to exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments

May 31, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 100.2%
Gathering + Processing – 30.0%
2,900,000	Antero Midstream Corp.	$35,438,000
1,062,500	Crestwood Equity Partners LP	37,750,625
1,850,000	DCP Midstream LP	56,277,000
1,600,000	Enable Midstream Partners LP	20,784,000
2,500,000	EnLink Midstream LLC	25,950,000
5,600,000	MPLX LP	171,248,000
675,000	Noble Midstream Partners LP	20,418,750
500,000	ONEOK, Inc.	31,810,000
1,625,000	Targa Resources Corp.	62,497,500
2,400,000	The Williams Cos., Inc.	63,312,000
3,200,000	Western Midstream Partners LP	93,408,000

		618,893,875

Marketing | Retail – 0.5%
471,000	Suburban Propane Partners LP	10,785,900

Marketing | Wholesale – 1.1%
765,000	Sunoco LP	22,919,400

Other | Liquefaction* – 3.2%
1,000,000	Cheniere Energy, Inc.	63,180,000
314,957	New Fortress Energy LLC	3,426,732

		66,606,732

Pipeline Transportation | Natural Gas – 30.1%
18,600,000	Energy Transfer LP	255,564,000
9,625,000	Enterprise Products Partners LP	268,441,250
1,988,096	EQM Midstream Partners LP	85,686,938
275,000	TC PipeLines LP	9,963,250

		619,655,438

Pipeline Transportation | Petroleum – 32.9%
1,675,000	Andeavor Logistics LP	58,424,000
1,703,459	Buckeye Partners LP	69,432,989
3,175,000	Magellan Midstream Partners LP	195,262,500
975,000	NuStar Energy LP	26,286,000
562,500	PBF Logistics LP	11,306,250
1,125,000	Phillips 66 Partners LP	53,977,500
7,800,000	Plains All American Pipeline LP	176,358,000
950,000	Plains GP Holdings LP Class A*	21,394,000
2,021,843	Shell Midstream Partners LP	42,519,358
975,000	Tallgrass Energy LP	23,195,250

		678,155,847

Power Generation – 0.2%
94,684	Enviva Partners LP	2,887,862

Production + Mining | Coal – 0.8%
994,329	Alliance Resource Partners LP	17,112,402

Regasification – 0.4%
465,000	Golar LNG Ltd.	8,458,350

Common Stocks – (continued)
Services | Midstream – 1.0%
225,000	Rattler Midstream LP*	4,212,000
894,667	USA Compression Partners LP	15,271,966

		19,483,966

TOTAL COMMON STOCKS – 100.2%
(Cost $2,246,539,323)		$2,064,959,772

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(4,026,275)

NET ASSETS – 100.0%		$2,060,933,497

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Assets and Liabilities

May 31, 2019 (Unaudited)

Assets:
Investments, at value (cost $2,246,539,323)	$2,064,959,772
Cash	23,422,637
Foreign currencies, at value (cost $163)	163
Receivables:
Investments sold	5,012,598
Fund shares sold	2,730,180
Current taxes	602,095
Other assets	215,422
Total assets	2,096,942,867

Liabilities:
Payables:
Investments purchased	13,914,101
Fund shares redeemed	2,171,692
Management fees	1,706,101
Distribution and service fees and transfer agent fees	188,101
Franchise Tax Payable	30,080
Deferred taxes, net	17,701,499
Accrued expenses	297,796
Total liabilities	36,009,370

Net Assets:
Paid-in capital	2,863,390,965
Total distributable earnings (loss)	(802,457,468)
NET ASSETS	$2,060,933,497
Net Assets:
Class A	$81,590,842
Class C	79,735,759
Institutional	609,071,705
Investor	125,226,881
Class P	1,037,991,083
Class R	2,418,368
Class R6	124,898,859
Total Net Assets	$2,060,933,497
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	12,974,121
Class C	13,408,050
Institutional	94,055,249
Investor	19,535,209
Class P	159,844,758
Class R	391,902
Class R6	19,288,193
Net asset value, offering and redemption price per share:(a)
Class A	$6.29
Class C	5.95
Institutional	6.48
Investor	6.41
Class P	6.49
Class R	6.17
Class R6	6.48

(a)	Maximum public offering price per share for Class A Shares is $6.66. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Operations

For the Six Months Ended May 31, 2019 (Unaudited)

Investment income:

Dividends (net of tax withholding of $50,173)	$77,235,029

Dividends — affiliated issuers	2,308

Less: Return of Capital on Dividends	(68,416,140)

Total investment income	8,821,197

Expenses:

Management fees	9,948,888

Transfer Agency fees(a)	580,841

Distribution and Service fees(a)	542,767

Registration fees	235,161

Professional fees	121,208

Franchise Expense	108,530

Custody, accounting and administrative services	88,388

Printing and mailing costs	83,194

Trustee fees	9,974

Other	30,933

Total operating expenses, before taxes	11,749,884

Less — expense reductions	(1,151)

Net operating expenses, before taxes	11,748,733

NET INVESTMENT LOSS, BEFORE TAXES	(2,927,536)

Current and deferred tax benefit	589,072

NET INVESTMENT LOSS, NET OF TAXES	(2,338,464)

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	3,042,763

Foreign currency transactions	1,619

Deferred tax expense	(612,584)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	36,848,382

Foreign currency translation	7,081

Deferred tax expense	(7,415,969)

Net realized and unrealized gain, net of taxes	31,871,292

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,532,828

(a)	Class specific Distribution and Service, and/or Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
$110,915	$425,943	$5,909	$79,859	$76,670	$118,636	$123,729	$153,274	$2,127	$26,546

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2019 (Unaudited)	For the Fiscal Year Ended November 30, 2018
From operations:

Net investment loss, net of taxes	$(2,338,464)	$(595,255)

Net realized gain, net of taxes	2,431,798	7,799,777

Net change in unrealized gain (loss), net of taxes	29,439,494	(6,847,324)

Net increase in net assets resulting from operations	29,532,828	357,198

Distributions to shareholders:

From total distributable earnings

Class A Shares	—	(2,497,951)

Class C Shares	—	(2,665,148)

Institutional Shares	—	(30,557,445)

Investor Shares	—	(3,514,474)

Class P Shares(a)	—	(14,430,984)

Class R Shares	—	(56,198)

Class R6 Shares(b)	—	(2,713,111)

From return of capital

Class A Shares	(3,279,328)	(4,633,134)

Class C Shares	(3,333,435)	(4,943,246)

Institutional Shares	(22,280,913)	(56,677,148)

Investor Shares	(4,998,136)	(6,518,556)

Class P Shares(a)	(38,193,420)	(26,766,212)

Class R Shares	(92,862)	(104,234)

Class R6 Shares(b)	(5,845,880)	(5,032,206)

Total distributions to shareholders	(78,023,974)	(161,110,047)

From share transactions:

Proceeds from sales of shares	545,962,880	2,421,178,203

Reinvestment of distributions	73,908,092	153,175,103

Cost of shares redeemed	(772,444,471)	(2,262,172,322)

Net increase (decrease) in net assets resulting from share transactions	(152,573,499)	312,180,984

TOTAL INCREASE (DECREASE)	(201,064,645)	151,428,135

Net assets:

Beginning of period	2,261,998,142	2,110,570,007

End of period	$2,060,933,497	$2,261,998,142

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on April 2, 2018.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP Energy Infrastructure Fund
	Class A Shares
	Six Months Ended May 31, 2019 (Unaudited)		Year Ended November 30,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$6.38		$6.80	$7.88	$7.62	$11.98	$10.81

Net investment loss(a)	(0.02)		(0.02)	(0.07)	(0.06)	(0.05)	(0.08)

Net realized and unrealized gain (loss)	0.18		0.07	(0.57)	0.80	(3.82)	1.75

Total from investment operations	0.16		0.05	(0.64)	0.74	(3.87)	1.67

Distributions to shareholders from net investment income	—		(0.16)	(0.05)	—	—	(0.12)

Distributions to shareholders from return of capital	(0.25)		(0.31)	(0.39)	(0.48)	(0.49)	(0.38)

Total distributions	(0.25)		(0.47)	(0.44)	(0.48)	(0.49)	(0.50)

Net asset value, end of period	$6.29		$6.38	$6.80	$7.88	$7.62	$11.98

Total return(b)	2.43%		0.23%	(8.35)%	10.23%	(33.27)%	15.59%

Net assets, end of period (in 000s)	$81,591		$95,120	$115,467	$289,689	$292,686	$513,722

Ratio of net expenses to average net assets after tax (benefit)/expense(c)	1.77	%(d)	1.67%	1.52%	1.45%	(0.38)%	3.57%

Ratio of net expenses to average net assets before tax (benefit)/expense	1.44	%(d)	1.40%	1.42%	1.45%	1.42%	1.46%

Ratio of net investment loss to average net assets(e)	(0.55	)%(d)	(0.34)%	(0.85)%	(0.87)%	(0.57)%	(0.56)%

Portfolio turnover rate(f)	22%		68%	42%	104%	96%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Annualized with the exception of tax expense.
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP Energy Infrastructure Fund
	Class C Shares
	Six Months Ended May 31, 2019 (Unaudited)		Year Ended November 30,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$6.07		$6.54	$7.65	$7.46	$11.83	$10.76

Net investment loss(a)	(0.04)		(0.07)	(0.12)	(0.12)	(0.12)	(0.15)

Net realized and unrealized gain (loss)	0.17		0.07	(0.55)	0.79	(3.76)	1.72

Total from investment operations	0.13		—	(0.67)	0.67	(3.88)	1.57

Distributions to shareholders from net investment income	—		(0.16)	(0.05)	—	—	(0.12)

Distributions to shareholders from return of capital	(0.25)		(0.31)	(0.39)	(0.48)	(0.49)	(0.38)

Total distributions	(0.25)		(0.47)	(0.44)	(0.48)	(0.49)	(0.50)

Net asset value, end of period	$5.95		$6.07	$6.54	$7.65	$7.46	$11.83

Total return(b)	2.06%		(0.38)%	(9.15)%	9.49%	(33.79)%	14.61%

Net assets, end of period (in 000s)	$79,736		$92,201	$124,291	$170,575	$173,427	$241,841

Ratio of net expenses to average net assets after tax (benefit)/expense(c)	2.53	%(d)	2.44%	2.28%	2.20%	0.37%	4.32%

Ratio of net expenses to average net assets before tax (benefit)/expense	2.19	%(d)	2.15%	2.17%	2.21%	2.18%	2.21%

Ratio of net investment loss to average net assets(e)	(1.31	)%(d)	(1.06)%	(1.60)%	(1.63)%	(1.27)%	(1.19)%

Portfolio turnover rate(f)	22%		68%	42%	104%	96%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Annualized with the exception of tax expense.
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP Energy Infrastructure Fund
	Institutional Shares
	Six Months Ended May 31, 2019 (Unaudited)		Year Ended November 30,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$6.55		$6.95	$8.02	$7.70	$12.06	$10.84

Net investment income (loss)(a)	(0.01)		0.02	(0.03)	(0.05)	(0.01)	(0.01)

Net realized and unrealized gain (loss)	0.19		0.05	(0.60)	0.85	(3.86)	1.73

Total from investment operations	0.18		0.07	(0.63)	0.80	(3.87)	1.72

Distributions to shareholders from net investment income	—		(0.16)	(0.05)	—	—	(0.12)

Distributions to shareholders from return of capital	(0.25)		(0.31)	(0.39)	(0.48)	(0.49)	(0.38)

Total distributions	(0.25)		(0.47)	(0.44)	(0.48)	(0.49)	(0.50)

Net asset value, end of period	$6.48		$6.55	$6.95	$8.02	$7.70	$12.06

Total return(b)	2.68%		0.67%	(8.21)%	10.92%	(33.05)%	15.91%

Net assets, end of period (in 000s)	$609,072		$651,132	$1,711,829	$1,830,614	$1,225,024	$1,613,322

Ratio of net expenses to average net assets after tax (benefit)/expense(c)	1.42	%(d)	1.43%	1.14%	1.05%	(0.78)%	3.17%

Ratio of net expenses to average net assets before tax (benefit)/expense	1.05	%(d)	1.01%	1.03%	1.05%	1.02%	1.06%

Ratio of net investment income (loss) to average net assets(e)	(0.19	)%(d)	0.34%	(0.42)%	(0.69)%	(0.10)%	(0.06)%

Portfolio turnover rate(f)	22%		68%	42%	104%	96%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Annualized with the exception of tax expense.
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP Energy Infrastructure Fund
	Investor Shares
	Six Months Ended May 31, 2019 (Unaudited)		Year Ended November 30,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$6.50		$6.90	$7.97	$7.67	$12.04	$10.83

Net investment loss(a)	(0.01)		(0.01)	(0.05)	(0.04)	(0.03)	(0.02)

Net realized and unrealized gain (loss)	0.17		0.08	(0.58)	0.82	(3.85)	1.73

Total from investment operations	0.16		0.07	(0.63)	0.78	(3.88)	1.71

Distributions to shareholders from net investment income	—		(0.16)	(0.05)	—	—	(0.12)

Distributions to shareholders from return of capital	(0.25)		(0.31)	(0.39)	(0.48)	(0.49)	(0.38)

Total distributions	(0.25)		(0.47)	(0.44)	(0.48)	(0.49)	(0.50)

Net asset value, end of period	$6.41		$6.50	$6.90	$7.97	$7.67	$12.04

Total return(b)	2.38%		0.68%	(8.26)%	10.69%	(33.13)%	15.73%

Net assets, end of period (in 000s)	$125,227		$142,664	$156,974	$121,705	$95,825	$178,966

Ratio of net expenses to average net assets after tax (benefit)/expense(c)	1.51	%(d)	1.43%	1.29%	1.20%	(0.63)%	3.32%

Ratio of net expenses to average net assets before tax (benefit)/expense	1.19	%(d)	1.15%	1.17%	1.20%	1.17%	1.21%

Ratio of net investment loss to average net assets(e)	(0.30	)%(d)	(0.07)%	(0.63)%	(0.60)%	(0.32)%	(0.10)%

Portfolio turnover rate(f)	22%		68%	42%	104%	96%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Annualized with the exception of tax expense.
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP Energy Infrastructure Fund
	Class P Shares
	Six Months Ended May 31, 2019 (Unaudited)	Period Ended November 30, 2018(a)
Per Share Data

Net asset value, beginning of period	$6.57	$6.96

Net investment loss(b)	(0.01)	(0.03)

Net realized and unrealized gain	0.18	— (c)

Total from investment operations	0.17	(0.03)

Distributions to shareholders from net investment income	—	(0.13)

Distributions to shareholders from return of capital	(0.25)	(0.23)

Total distributions	(0.25)	(0.36)

Net asset value, end of period	$6.49	$6.57

Total return(d)	2.51%	(0.72)%

Net assets, end of period (in 000s)	$1,037,991	$1,073,157

Ratio of net expenses to average net assets after tax (benefit)/expense(e)(f)	1.41%	1.05%

Ratio of net expenses to average net assets before tax (benefit)/expense(f)	1.04%	1.00%

Ratio of net investment loss to average net assets(f)(g)	(0.18)%	(0.68)%

Portfolio turnover rate(h)	22%	68%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(f)	Annualized with the exception of tax expense.
(g)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP Energy Infrastructure Fund
	Class R Shares
	Six Months Ended May 31, 2019 (Unaudited)		Year Ended November 30,
			2018	2017	2016	2015	2014
Per Share Data

Net asset value, beginning of period	$6.28		$6.71	$7.81	$7.56	$11.93	$10.79

Net investment income (loss)(a)	(0.03)		(0.04)	(0.08)	(0.09)	0.18	(0.11)

Net realized and unrealized gain (loss)	0.17		0.08	(0.58)	0.82	(4.06)	1.75

Total from investment operations	0.14		0.04	(0.66)	0.73	(3.88)	1.64

Distributions to shareholders from net investment income	—		(0.16)	(0.05)	—	—	(0.12)

Distributions to shareholders from return of capital	(0.25)		(0.31)	(0.39)	(0.48)	(0.49)	(0.38)

Total distributions	(0.25)		(0.47)	(0.44)	(0.48)	(0.49)	(0.50)

Net asset value, end of period	$6.17		$6.28	$6.71	$7.81	$7.56	$11.93

Total return(b)	2.15%		0.24%	(8.83)%	10.18%	(33.50)%	15.23%

Net assets, end of period (in 000s)	$2,418		$2,254	$2,009	$2,026	$1,376	$96

Ratio of net expenses to average net assets after tax (benefit)/expense(c)	2.06	%(d)	1.93%	1.77%	1.70%	(0.11)%	3.82%

Ratio of net expenses to average net assets before tax (benefit)/expense	1.69	%(d)	1.65%	1.68%	1.70%	1.69%	1.73%

Ratio of net investment loss to average net assets(e)	(0.84	)%(d)	(0.59)%	(1.06)%	(1.23)%	1.97%	(0.89)%

Portfolio turnover rate(f)	22%		68%	42%	104%	96%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Annualized with the exception of tax expense.
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP Energy Infrastructure Fund
	Class R6 Shares
	Six Months Ended May 31, 2019 (Unaudited)	Period Ended November 30, 2018(a)
Per Share Data

Net asset value, beginning of period	$6.55	$6.43
Net investment loss(b)	(0.01)	(0.02)

Net realized and unrealized gain	0.19	0.50

Total from investment operations	0.18	0.48
Distributions to shareholders from net investment income	—	(0.13)

Distributions to shareholders from return of capital	(0.25)	(0.23)

Total distributions	(0.25)	(0.36)

Net asset value, end of period	$6.48	$6.55

Total return(c)	2.68%	7.15%

Net assets, end of period (in 000s)	$124,899	$205,470

Ratio of net expenses to average net assets after tax (benefit)/expense(d)(e)	1.27%	1.11%

Ratio of net expenses to average net assets before tax (benefit)/expense(e)	1.04%	1.00%

Ratio of net investment loss to average net assets(e)(f)	(0.11)%	(0.46)%

Portfolio turnover rate(g)	22%	68%

(a)	Commenced operations on April 2, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Annualized with the exception of tax expense.
(f)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements

May 31, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering seven classes of shares — Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, and less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the Fund’s schedule K-1 received from the MLPs. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Distributions to Shareholders — Over the long term, the Fund makes distributions to its shareholders each fiscal quarter at a rate that is approximately equal to the distributions the Fund receives from the MLPs and other securities in which it invests. To permit the Fund to maintain more stable quarterly distributions, the distribution for any particular quarterly period may be more or less than the amount of total distributable earnings actually earned by the Fund. The Fund estimates that only a portion of the distributions paid to shareholders will be treated as income. The remaining portion of the Fund’s distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Fund’s operating results during the period, and their final federal income tax characterization may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

E.  Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as a corporation. As a result, the Fund is obligated to pay federal, state and local income tax on its taxable income. The Fund invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund must report its allocable share of the

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

May 31, 2019 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

MLPs’ taxable income or loss in computing its own taxable income or loss. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Fund’s valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset. Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations in the period it is recorded. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of NAVs and financial statement reporting.

It is the Fund’s policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on its net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

May 31, 2019 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of May 31, 2019:

MLP ENERGY INFRASTRUCTURE

Investment Type	Level 1	Level 2	Level 3
Assets

Common Stock(a)

North America	$2,064,959,772	$—	$—

Total	$2,064,959,772	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4. TAXATION

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the six months ended May 31, 2019, the Fund reevaluated its blended state income tax rate, decreasing the rate from 2.11% to 2.07% due to anticipated change in state apportionment of income and gains and a reduction of the federal tax benefit associated with state tax expenses due to the new lower corporate tax rates. The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Application of statutory income tax rate	$7,764,185	21.00%
State income taxes, net of federal benefit	765,327	2.07%
Change in estimated deferred tax rate	277,665	0.75%
Effect of permanent differences	(1,161,997)	(3.14)%
Valuation Allowance	(205,699)	(0.56)%
Total current and deferred income tax expense, net	$7,439,481	20.12%

At May 31, 2019, components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Net unrealized losses on investment securities (tax basis)	$17,375,534
Net operating loss carryforward	45,186,985
Capital loss carryforward (tax basis)	169,750,297
Other tax assets	473,716
Valuation Allowance	(187,798,572)
Total Deferred Tax Assets	$44,987,960

Deferred tax liabilities:
Book vs tax partnership income to be recognized	$(62,689,459)
Total Deferred Tax Liabilities	$(62,689,459)
Net Deferred Tax Asset/(Liability)	$(17,701,499)

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

4. TAXATION (continued)

At May 31, 2019, the Fund had net operating loss carryforwards, subject to expiration and limitation year generated. For federal income tax purposes, the Fund has net operating loss carryforwards as follows:

For Fiscal Year Ended:	Amount	Expiration
November 30, 2016	$4,592,083	November 30, 2036
November 30, 2017	96,145,242	November 30, 2037
November 30, 2018*	$26,633,832	Indefinite
November 30, 2019	$68,497,872	Indefinite

*	Legislation has been proposed that, if enacted, would subject the fiscal year end November 30, 2018 net operating loss carryforward to expiration in 2038.

The Tax Cuts and Jobs Act (“TCJA”) was signed into law on December 22, 2017. The TCJA made modifications to the net operating loss (“NOL”) deduction. The TCJA eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization. The 80% limitation is effective for the NOLs generated in the current fiscal period ending in November 30, 2019.

At May 31, 2019, the Fund had capital loss carryforwards which may be carried forward for 5 years, as follows:

For Fiscal Year Ended:	Amount	Expiration
November 30, 2015	$390,717,276	November 30, 2020
November 30, 2016	$288,032,916	November 30, 2021
November 30, 2019	$57,055,168	November 30, 2024

The Fund reviews the recoverability of its deferred tax assets based upon the weight of the available evidence. When assessing, the Fund’s management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of its analysis of the recoverability of its deferred tax assets, the Fund recorded $187,798,572 of valuation allowances as of May 31, 2019.

For the six months ended May 31, 2019, components of the Fund’s current and deferred tax expense/(benefit) are as follows:

	Current	Deferred	Total
Federal	$—	$6,676,940	$6,676,940
State	—	968,240	968,240
Valuation Allowance	—	(205,699)	(205,699)
Total	$—	$7,439,481	$7,439,481

For the six months ended May 31, 2019, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. At May 31, 2019, gross unrealized appreciation and depreciation of investments, based on cost, for federal income tax purposes was as follows:

Tax Cost	$1,868,377,994
Gross unrealized gain	293,572,102
Gross unrealized loss	(96,990,324)
Net unrealized security gain	$196,581,778

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and differences related to the tax treatment of partnership investments.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

May 31, 2019 (Unaudited)

4. TAXATION (continued)

For the six months ended May 31, 2019, the Fund distributions are estimated to be comprised of 100% return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2020. The Fund’s tax years ended November 30, 2015 through November 30, 2018 remain open for examination by U.S. and state tax authorities. Management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended May 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Net Management Rate^
1.00%	0.90%	0.86%	0.84%	0.82%	0.94%
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the six months ended May 31, 2019, GSAM waived $187 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

May 31, 2019 , Goldman Sachs advised that it retained $10,075 and $4 of the sales charges applicable to Class A and Class C Shares, respectively.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to its customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.064%. These Other Expense limitations will remain in place through at least March 29, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Statement of Operations for the six months ended May 31, 2019. For the six months ended May 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waiver/Credit	Total Expense Reductions
$187	$964	$1,151

G.  Other Transactions with Affiliates — For the six months ended May 31, 2019, Goldman Sachs earned $80,119 in brokerage commissions from portfolio transactions on behalf of the Fund.

The table below shows the transactions in and earnings from investments in all affiliated funds as of and for the six months ended May 31, 2019:

Underlying Fund	Beginning Value as of November 30, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of May 31, 2019	Shares as of May 31, 2019	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$10,972,209	$(10,972,209)	$—	—	$2,308

H.  Line of Credit Facility — As of May 31, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary or emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended May 31, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019, the facility was $770,000,000.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

May 31, 2019 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended May 31, 2019 were $461,434,139 and $587,124,441, respectively.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Geographic and Sector Risk — The Fund focuses its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Investments in Other Investment Companies — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

7. OTHER RISKS (continued)

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Strategy Risk — The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders.

Tax Risks — Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations, and will also be subject to state and local income taxes.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk. In calculating the Fund’s daily NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV which could have an effect on the market price of the shares. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

On December 22, 2017, the TCJA was signed into law. This U.S. federal tax legislation reduced the general statutory U.S. federal corporate income tax rate from 35% to 21%, made changes regarding the use of net operating losses, repealed the corporate alternative minimum tax, allowed for eventual refunding of certain alternative minimum tax credit balances, placed limitations on the deductibility of interest expense, reduced the dividends received deduction amount, allowed for immediate expensing of certain capital expenditures, and made other changes which may have effects on the Fund and on the MLPs in which the Fund invests.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

May 31, 2019 (Unaudited)

7. OTHER RISKS (continued)

These changes may affect the Fund’s daily estimates of its current taxes and deferred tax liability and/or asset balances used in the calculation of its daily NAV. The Fund will continue to evaluate this tax legislation for its potential effects on these estimates and for its potential effects on the amounts of income taxes actually incurred. The tax legislation may also affect the information provided to the Fund by MLPs, information that may not be provided to the Fund on a timely basis. As disclosed above, the daily estimate of current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, which may have a material impact on the Fund’s NAV. The Fund may modify its estimates and assumptions regarding its current taxes and deferred tax liability and/or asset balances as this evaluation of the tax legislation continues and as new information regarding the legislation or other matters becomes available, and such modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	MLP Energy Infrastructure Fund

	For the Six Months Ended May 31, 2019 (Unaudited)		For the Fiscal Year Ended November 30, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,425,089	$9,270,131	5,011,597	$36,054,371
Reinvestment of distributions	501,166	3,207,319	1,014,108	7,003,619
Shares redeemed	(3,851,595)	(24,619,327)	(8,097,426)	(57,395,885)
	(1,925,340)	(12,141,877)	(2,071,721)	(14,337,895)
Class C Shares
Shares sold	547,402	3,287,364	1,500,937	10,225,864
Reinvestment of distributions	547,342	3,315,997	1,149,422	7,582,854
Shares redeemed	(2,870,418)	(17,241,050)	(6,469,079)	(43,665,822)
	(1,775,674)	(10,637,689)	(3,818,720)	(25,857,104)

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	MLP Energy Infrastructure Fund

	For the Six Months Ended May 31, 2019 (Unaudited)		For the Fiscal Year Ended November 30, 2018

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	28,102,255	$185,449,125	107,795,916	$782,358,579
Reinvestment of distributions	2,773,646	18,254,761	11,135,181	79,464,322
Shares redeemed	(36,173,562)	(228,502,953)	(265,863,629)	(1,916,800,047)
	(5,297,661)	(24,799,067)	(146,932,532)	(1,054,977,146)
Investor Shares
Shares sold	4,763,326	30,924,918	8,560,155	61,643,265
Reinvestment of distributions	765,856	4,997,853	1,430,357	10,021,363
Shares redeemed	(7,959,219)	(51,537,680)	(10,783,628)	(76,522,236)
	(2,430,037)	(15,614,909)	(793,116)	(4,857,608)
Class P Shares(a)
Shares sold	47,178,013	304,637,543	177,724,958	1,291,020,178
Reinvestment of distributions	5,786,213	38,193,420	5,868,233	41,197,196
Shares redeemed	(56,435,894)	(350,924,388)	(20,276,765)	(140,580,740)
	(3,471,668)	(8,093,425)	163,316,426	1,191,636,634
Class R Shares
Shares sold	50,955	324,221	108,812	753,209
Reinvestment of distributions	14,786	92,862	23,619	160,432
Shares redeemed	(32,933)	(210,879)	(72,646)	(506,929)
	32,808	206,204	59,785	406,712
Class R6 Shares(b)
Shares sold	1,872,729	12,069,578	33,851,841	239,122,737
Reinvestment of distributions	886,054	5,845,880	1,109,327	7,745,317
Shares redeemed	(14,818,384)	(99,408,194)	(3,613,374)	(26,700,663)
	(12,059,601)	(81,492,736)	31,347,794	220,167,391

NET INCREASE (DECREASE)	(26,927,173)	$(152,573,499)	41,107,916	$312,180,984

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on April 2, 2018.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Fund Expenses — Six Months Ended May 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2018 through May 31, 2019, which represents a period of 182 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	MLP Energy Infrastructure Fund
Share Class	Beginning Account Value 12/1/18	Ending Account Value 5/31/19		Expenses Paid for the 6 months ended 5/31/19*
Class A
Actual	$1,000.00	$1,024.30		$7.27
Hypothetical 5% return	1,000.00	1,017.75	+	7.24
Class C
Actual	1,000.00	1,020.60		11.03
Hypothetical 5% return	1,000.00	1,014.01	+	11.00
Institutional
Actual	1,000.00	1,026.80		5.31
Hypothetical 5% return	1,000.00	1,019.70	+	5.29
Investor
Actual	1,000.00	1,023.80		6.00
Hypothetical 5% return	1,000.00	1,019.00	+	5.99
Class P
Actual	1,000.00	1,025.10		5.25
Hypothetical 5% return	1,000.00	1,019.75	+	5.24
Class R
Actual	1,000.00	1,021.50		8.52
Hypothetical 5% return	1,000.00	1,016.51	+	8.50
Class R6
Actual	1,000.00	1,026.80		5.26
Hypothetical 5% return	1,000.00	1,019.75	+	5.24

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended May 31, 2019. Deferred tax benefit (expense) is not included in the ratio calculation. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
MLP Energy Infrastructure	1.44%	2.19%	1.05%	1.19%	1.04%	1.69%	1.04%

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.38 trillion in assets under supervision as of March 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Goldman Sachs does not provide legal, tax or accounting advice, unless explicitly agreed between you and Goldman Sachs (generally through certain services offered only to clients of Private Wealth Management). Any statement contained in this presentation concerning U.S. tax matters is not intended or written to be used and cannot be used for the purpose of avoiding penalties imposed on the relevant taxpayer. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of May 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

“Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMZ” and “AMZX” are trademarks of Alerian and their use is granted under a license from Alerian.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 171981-OTU-1013747 MLPEISAR-19

Goldman Sachs Funds

Semi-Annual Report	May 31, 2019

MLP & Energy Fund

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs MLP & Energy Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MLP & ENERGY FUND

What Differentiates Goldman Sachs MLP & Energy Fund Investment Process?

With a quality-oriented approach, the MLP & Energy Fund seeks total return through current income and capital appreciation. We have an experienced investment team integrated within Goldman Sachs Asset Management, L.P. (“GSAM”), allowing us to leverage franchise expertise and risk frameworks across multiple asset classes.

∎	To capture the full energy value chain, we analyze energy production and user trends that ultimately impact energy infrastructure.

∎	We rigorously assess companies on both the asset and equity level.

∎	Macro Trend Analysis First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

∎	Top-Down Sector Selection Secondly, we analyze the impact of macro and regional trends on energy infrastructure.

∎	Bottom-Up Security Selection Finally, we select investments by evaluating, among other things, a company’s management, assets, expected returns and technicals.

∎	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging 15 years of investment experience.

∎	Ability to leverage energy related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

∎	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

1

PORTFOLIO RESULTS

Goldman Sachs MLP & Energy Fund

Investment Objective and Principal Strategy

The Fund seeks total return through current income and capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in U.S. and non-U.S. equity or fixed income securities issued by master limited partnerships (“MLPs”) and energy companies. The Fund’s MLP investments may include: MLPs structured as limited partnerships or limited liability companies; MLPs that are taxed as “C” corporations; institutional units issued by MLP affiliates; private investments in public equities (“PIPEs”) issued by MLPs; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes (“ETNs”), that provide exposure to MLPs. The Fund’s investments in energy companies may include: U.S. and non-U.S. companies that (i) are classified by a third party as operating within the oil and gas storage, transportation, refining, marketing, drilling, exploration or production sub-industries or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, the exploration, development, production, gathering, transportation (including marine), transmission, terminal operation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal, electricity or other energy sources, energy-related equipment or services. The Fund may also invest up to 20% of its Net Assets in non-energy investments, including equity and fixed income securities of U.S. and non-U.S. companies.

Portfolio Management Discussion and Analysis

Effective January 2, 2019, the Goldman Sachs MLP & Energy Fund’s (the “Fund”) benchmark index changed from the Alerian MLP Index to the Alerian Midstream Energy Select Index. No modifications in the Fund’s investment objective, strategy and policies were made in connection with this change. Below, the Goldman Sachs Energy and Infrastructure Team discusses the Fund’s performance and positioning for the six-month period ended May 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 4.32%, 3.88%, 4.54%, 4.54%, 4.54%, 4.21% and 4.54%, respectively. These returns compare to the 7.30% cumulative total return of the Fund’s benchmark, the Alerian Midstream Energy Select Index (Total Return, Unhedged, USD) (“Alerian Midstream Index”). The Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies.[1]

To compare, the Fund’s former benchmark, the Alerian MLP Index, generated a cumulative total return of 3.29% during the Reporting Period. The Alerian MLP Index is a leading measure of energy master limited partnerships (“MLPs”).[2]

Q	How did energy MLPs overall perform during the Reporting Period?

A	Energy MLPs, as represented by the Alerian MLP Index, generated a total return of 3.29% during the Reporting Period. The Alerian MLP Index outperformed the AMEX Energy Select Sector Index (“IXE”) (-9.45%) and the S&P 500® Index (+0.74%).[3] Conversely, the Alerian MLP Index underperformed utility stocks (+7.45%) and real estate

[1]	Source: Alerian. The Alerian Midstream Energy Select Index is a capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMEI) and on a total-return basis (AMEIX). It is not possible to invest directly in an index.

[2]	Source: Alerian. The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an index.

[3]	The AMEX Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products. The S&P 500® Index is a diverse index that includes 500 American companies that represent more than 70% of the total market capitalization of the U.S. stock market. It is not possible to invest directly in an index.

2

PORTFOLIO RESULTS

investment trusts (“REITs”) (+8.37%), as represented by the Philadelphia Stock Exchange (PHLX) Utility Sector Index and the FTSE NAREIT (National Association of Real Estate Investment Trusts) U.S. Real Estate Index Series, respectively.[4] (All index returns are presented on a total return basis.)

In energy markets, West Texas Intermediate (“WTI”) crude oil prices rose 5.05% to $53.50 per barrel during the Reporting Period, despite substantial volatility. Natural gas prices experienced significant weakness, finishing the Reporting Period at $2.45 per million British thermal units, a decline of 46.79%. The drop in natural gas prices, in our view, can be largely attributed to supply-side concerns, as associated gas levels continued to flood the market along with record U.S. crude oil production. (Associated gas is a byproduct of crude oil production.)[5]

Regarding the energy MLP and equity markets, it is worth highlighting that both experienced noteworthy stress during the fourth quarter of 2018, specifically in December. Equity markets suffered significant declines as a result of mounting concerns surrounding global economic growth, rising interest rates and ongoing trade tensions between the U.S. and China. We believe these concerns sparked risk-off market sentiment, or reduced risk appetite, that drove the S&P 500® Index down 9.03% in December alone. That same month, WTI crude oil prices fell 10.84% to a low of $42.53 per barrel, a drop of 44.34% from the peak of $76.41 per barrel in early October 2018 — the sharpest decline since the commodity downturn in 2014-2015. In our view, the weakness stemmed from overarching market fears around global economic growth, which, in turn, raised concerns about global oil demand. These worries, coupled with robust U.S. production growth and increased Saudi Arabian production in the second half of 2018, left many investors with questions about how the balance between supply and demand would look in 2019, which drove WTI crude oil prices lower. The magnitude of the sell-off in the crude oil market led to contagion in the broader energy market, which was already under pressure from risk-off investor sentiment. During December 2018, the broader energy market, as represented by the IXE, fell 12.52%, and the Alerian MLP Index declined 9.36% in sympathy. In this environment, energy-focused closed-end funds were forced to decrease their use of leverage, and hedge funds were compelled to reduce their exposure to risk, creating a technical headwind for energy-related assets. At the same time, the midstream[6] sector experienced the worst season of tax-loss harvesting[7] in its history, with more than $1.3 billion withdrawn from open-end mutual funds in December 2018 — the largest month of investment outflows on record.[8] All of these factors weighed heavily on the Alerian MLP Index’s performance throughout December, even though midstream companies executed well relative to consensus expectations.

Energy and equity markets experienced a strong recovery to start 2019. In the first six trading days of 2019, the Alerian MLP Index rallied 13.04%, as technical selling pressure appeared to ease, and the market repriced to levels more reflective of the strong fundamental backdrop, given record U.S. production trends and strong cash flow growth in 2018. The Alerian MLP Index continued to climb higher through April 2019, up 15.27% for the then year-to-date period, amid continued strength in WTI crude oil prices, which rose 40.74% during the same time period. In our view, the rally in crude oil prices can be ascribed to continued production discipline from OPEC+ countries, with Saudi Arabia’s oil minister being quite vocal about doing what is necessary to balance the global crude oil markets so as to reduce volatility and raise crude oil prices, which would allow Saudi Arabia to balance its budget. (OPEC+ is composed of the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil producing countries, most notably Russia.) Second, ongoing geopolitical tensions in Venezuela curbed that country’s domestic output significantly, eliminating approximately 330,000 barrels per day from the first calendar quarter.[9] The combination of these macro events, along with Iranian sanctions and healthy global demand, allowed the crude oil markets to trade at, or near, equilibrium from the beginning of 2019 until almost the end of April 2019. After peaking on April 23rd at $66.30 per barrel, WTI crude oil prices fell 19.31% through the end of May 2019, ending the Reporting Period at $53.50 per barrel.

[4]	The PHLX Utility Sector Index is composed of geographically diverse public U.S. utility stocks. The FTSE NAREIT U.S. Real Estate Index Series is an index that spans the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors. It is not possible to invest directly in an index.

[5]	Source of crude oil and natural gas price data: Bloomberg.

[6]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[7]	Tax-loss harvesting is the practice of selling an investment at a loss in order to offset taxes on gains and/or income.

[8]	Source of investment flows data: U.S. Capital Advisors.

[9]	Source of production data: Bloomberg.

3

PORTFOLIO RESULTS

We believe this sell-off was driven largely by demand-side concerns. U.S. crude oil inventories had experienced several consecutive weeks of above-average seasonal builds, and the U.S.-China trade war had continued to escalate, raising questions around global oil demand, which led, in turn, to a 14.19% decline in the broader energy market (as measured by the IXE). Trade-related concerns also drove the broader equity markets lower, with the S&P 500® Index finishing down 5.96% between April 23rd and the end of the Reporting Period. However, despite weakness in the broader energy and equity markets, the midstream sector performed rather well, with the Alerian MLP Index down only 2.59% during the same period. This represented the Alerian MLP Index’s best month of performance versus the broader energy market in more than six years.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection, the macro environment and underlying commodity prices drove the Fund’s performance during the Reporting Period, with commodity price volatility increasing the dispersion of individual stock returns.

Regarding its exposures, the Fund was negatively impacted by its positions in the regasification[10] and upstream[11] services subsectors.[12] We believe the regasification subsector suffered from a combination of weak carrier rates and liquefied natural gas-related uncertainty surrounding the U.S.-China trade war. The upstream services subsector was hurt by investor fears around re-contracting[13] risk and possible margin compression due to volatility in commodity prices. Conversely, the Fund was helped by its positions in the natural gas pipeline transportation and petroleum pipeline transportation subsectors, as each benefited from record U.S. production levels, which drove increased volumes on transportation and storage systems during the Reporting Period.

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A	The Fund was hurt during the Reporting Period by its overweight positions relative to the Alerian Midstream Index in Targa Resources Corp. and Golar LNG Ltd. and by its lack of exposure to Buckeye Partners LP.

Detracting most from the Fund’s relative performance was an overweight in Targa Resources Corp. (TRGP), an independent midstream services provider primarily engaged in gathering and processing, storing and transporting oil, natural gas and natural gas liquids. TRGP’s core operations (i.e., gathering and processing) are close to the wellhead and sensitive to commodity prices, and therefore the fourth quarter 2018 sell-off in crude oil prices and broad-based weakness in natural gas prices weighed on its stock’s performance. TRGP’s stock price also came under pressure after the company announced news of a planned increase to its 2019 capital spending program. We added to the Fund’s overweight position in TRGP during the Reporting Period, as we believed the security was trading below its fundamental value.

The Fund was also hindered by an overweight position in Golar LNG Ltd. (GLNG), an independent owner and operator of marine-based liquefied natural gas midstream infrastructure assets with a fleet of 27 vessels. GLNG’s performance suffered during the Reporting Period alongside broad weakness in the shipping category, which was due to a combination of weak carrier rates and market uncertainty regarding the potential impact of the U.S.-China trade war on liquid natural gas markets. At the end of the Reporting Period, the Fund remained overweight GLNG, as we felt the stock was trading at an attractive valuation and offered differentiated exposure to the growing liquid natural gas story.

In addition, the Fund was negatively impacted by our decision to not invest in Buckeye Partners LP (BPL), an independent owner and operator of a large diversified network of integrated midstream assets, including 6,000 miles of pipelines with more than 100 delivery locations. During the Reporting Period, BPL announced it had accepted an offer from IFM Global Infrastructure Fund, an institutional fund managed by IFM Investors, to be acquired at a price of $41.50 per common unit in an all-cash transaction valued at $10.3 billion. The deal represented an implied purchase premium of 27.50% relative to BPL’s closing price on May 9, 2019. The announcement led BPL’s

[10]	Regasification is the physical process by which liquefied natural gas is heated to be returned into its gaseous state

[11]	The upstream component of the energy industry is usually defined as those operations in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

[12]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

[13]	Re-contracting refers to the process of renewing or making new contracts.

4

PORTFOLIO RESULTS

market price to trade higher and converge with the deal price. At the end of the Reporting Period, the Fund maintained no exposure to BPL.

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund was helped by underweight positions versus the Alerian Midstream Index in DCP Midstream LP and Energy Transfer LP and by an overweight position relative to the Alerian Midstream Index in USA Compression Partners LP.

Having an underweight position in DCP Midstream LP (DCP), one of the largest natural gas gatherers in North America and a top producer and primary marketer of natural gas liquids, added to the Fund’s relative performance during the Reporting Period. DCP’s stock price was hurt by the decrease in the prices of natural gas liquids during the fourth quarter of 2018 as well as by the announcement of its fourth quarter 2018 earnings results, wherein the company missed consensus expectations due to unanticipated cost overruns and damage to the Sand Hills natural gas liquids pipeline. At the end of the Reporting Period, the Fund maintained an underweight in DCP.

Also contributing positively to the Fund’s relative results was its underweight position in Energy Transfer LP (ET), an MLP that engages in natural gas midstream, liquid transportation and storage businesses. The security weakened over the course of the Reporting Period as a result of persistent volatility in natural gas liquids prices resulting, in turn, from investor uncertainties around the company’s future distribution increases, share buybacks and potential increases in capital expenditures for 2020. We decided to increase the Fund’s underweight in ET during the Reporting Period in order to reallocate capital to higher yielding securities.

The Fund additionally benefited from an overweight position in USA Compression Partners LP (USAC), an energy infrastructure company that engineers, operates and repairs natural gas pipelines and maintains related support inventory and equipment. USAC benefited during the Reporting Period from strong fourth quarter 2018 earnings results, driven by increased U.S. gas production and continued supply tightness for equipment that would serve this growing production. We added to the Fund’s overweight in USAC during the Reporting Period given what we saw as the company’s attractive fundamentals and strong distribution coverage ratio.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund established a position in Rattler Midstream LP (RTLR), a subsidiary of Diamondback Energy, through RTLR’s initial public offering on May 22, 2019. We believe increased crude oil and natural gas production in the Permian Basin may allow RTLR to benefit from greater volumes.

Regarding sales, the Fund exited its position in Enbridge, Inc. (ENB), a company that provides natural gas transportation, distribution and related services in North America. The holding was eliminated largely because of heightened regulatory uncertainty and environmental opposition around ENB’s multibillion-dollar Line 3 Replacement Project.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we thought the midstream sector overall was positioned to continue benefiting from growing U.S. crude oil and natural gas production. The U.S. became the world’s leading crude oil producer in 2018, surpassing Russia and Saudi Arabia, and many observers expect it to be the driving force behind global supply growth over the next couple of years. In fact, through 2020, U.S. liquids production is expected by industry analysts to grow at a compound annual growth rate of 10%, accounting for 100% of incremental global supply growth,[14] while the rest of the world may well see production declines resulting from muted capital expenditures from upstream businesses in recent years, ongoing geopolitical tensions and continued production discipline from OPEC+ countries. As a point of reference, there were two weeks during the Reporting Period when the U.S. was actually a net exporter of crude oil and petroleum products — the first time this has happened in 75 years.[15] Furthermore, the International Energy Agency predicts the U.S. will become the world’s second largest exporter of crude oil and refined

[14]	Source: Wood Mackenzie.

[15]	Source: U.S. Energy Information Administration.

5

PORTFOLIO RESULTS

products by 2024, overtaking Russia and nearly surpassing Saudi Arabia.

Strength in U.S. production translates directly into earnings before interest, taxes, depreciation and amortization (“EBITDA”) growth for midstream companies, in our view. This is a result of rising volumes on existing storage, transportation and processing systems, along with increased export-related services such as coastal transportation, storage and dock utilization. In 2018, U.S. production grew 17%, which resulted in EBITDA growth for midstream businesses of more than 10%.[16] Looking forward, we believe healthy U.S. production trends should continue to support EBITDA growth, with consensus expectations calling for more than a 10% compounded annual growth rate through 2020.

At the company level, we believe management teams have largely addressed the issues that have weighed on the performance of the midstream sector over the past several years. We have seen complex corporate structures consolidate to promote growth; management teams cut distributions or modify distribution growth to increase long-term distribution sustainability; and the midstream sector begin its transition to a self-funding model.[17] These factors should be supportive for energy MLPs, as we believe they will lead to sustainable and profitable long-term businesses.

At the end of the Reporting Period, we believed the valuations of energy MLPs remained inexpensive on all metrics relative to historical averages as well as inexpensive relative to equities broadly and to income-oriented asset classes. On an enterprise value-to-EBITDA[18] basis, which is a widely accepted energy MLP valuation method, energy MLPs were trading at 10.2x, which is a 1.9x discount relative to their 12.1x long-term average. Interestingly, valuations at the end of the Reporting Period were similar to those seen in February 2016, when the crude oil and energy infrastructure markets were under significant stress, suggesting to us that the improvement in the macro and fundamental backdrop since 2016 was not yet reflected in valuations. In our opinion, a reversion to historical levels could mean significant potential upside for energy MLPs.

[16]	Source of all EBITDA data: Bloomberg.

[17]	Self-funding means that organically generated cash flow in excess of distributions will be the source of funding for potential growth opportunities rather than reliance on the equity capital markets.

[18]	Enterprise value is the market value of debt, common equity and preferred equity minus the value of cash. Enterprise value-to-EBITDA is a financial ratio that measures a company’s value.

6

FUND BASICS

Goldman Sachs MLP & Energy Fund

as of May 31, 2019

PERFORMANCE REVIEW

December 1, 2018–May 31, 2019	Fund Total Return (based on NAV)[1]	Alerian Midstream Energy Select Index[2]	Alerian MLP Index[3]
Class A	4.32%	7.30%	3.29%
Class C	3.88	7.30	3.29
Institutional	4.54	7.30	3.29
Investor	4.54	7.30	3.29
Class P	4.54	7.30	3.29
Class R	4.21	7.30	3.29
Class R6	4.54	7.30	3.29

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	Effective January 2, 2019, the Fund’s benchmark index was changed to the Alerian Mainstream Energy Select Index. GSAM believes that the Alerian Midstream Energy Select Index is a more appropriate index against which to measure performance in light of the Fund’s investment strategy. The Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMEI) and on a total-return basis (AMEIX). It is not possible to invest directly in an index.

[3]	The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. The Alerian MLP Index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ). The corresponding total return index is calculated and disseminated daily through ticker AMZX. The Alerian MLP Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/19	One Year	Since Inception	Inception Date

Class A	9.87%	-0.78%	9/29/17
Class C	14.40	2.28	9/29/17
Institutional	16.72	3.39	9/29/17
Investor	16.55	3.28	9/29/17
Class P	N/A	9.64	4/16/18
Class R	16.00	2.74	9/29/17
Class R6	16.73	3.40	9/29/17

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

FUND BASICS

EXPENSE RATIOS[4]

	Total Annual Fund Operating Expenses After Expense Limitation	Total Annual Fund Operating Expenses

Class A	1.61%	8.12%
Class C	2.36	8.87
Institutional	1.22	7.73
Investor	1.36	7.87
Class P	1.21	7.72
Class R	1.86	8.37
Class R6	1.21	7.72

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least March 29, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 5/31/19‡

Holding	% of Net Assets	Line of Business

Cheniere Energy, Inc.	7.6%	Other | Liquefaction
TC Energy Corp.	7.5	Pipeline Transportation | Natural Gas
The Williams Cos., Inc.	7.5	Gathering + Processing
ONEOK, Inc.	6.7	Gathering + Processing
Targa Resources Corp.	6.4	Gathering + Processing
Plains GP Holdings LP Class A	6.0	Pipeline Transportation | Petroleum
Enbridge, Inc.	4.8	Pipeline Transportation | Petroleum
Enterprise Products Partners LP	4.8	Pipeline Transportation | Natural Gas
Pembina Pipeline Corp.	4.8	Pipeline Transportation | Petroleum
Kinder Morgan, Inc.	4.8	Pipeline Transportation | Natural Gas

‡	The top 10 holdings may not be representative of the Fund’s future investments.

8

FUND BASICS

FUND SECTOR ALLOCATIONS†

†	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. The figures in the graph may not sum to 100% due to exclusion of other assets and liabilities.

9

GOLDMAN SACHS MLP & ENERGY FUND

Schedule of Investments

May 31, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 93.5%
Gathering + Processing – 29.7%
98,429	Antero Midstream Corp.	$1,202,802
11,037	Crestwood Equity Partners LP	392,145
16,686	DCP Midstream LP	507,588
73,192	EnLink Midstream LLC	759,733
44,585	MPLX LP	1,363,409
55,100	ONEOK, Inc.	3,505,462
86,610	Targa Resources Corp.	3,331,021
148,610	The Williams Cos., Inc.	3,920,332
17,636	Western Midstream Partners LP	514,795

		15,497,287

Marketing | Wholesale – 1.0%
26,860	Global Partners LP	533,977

Other | Liquefaction* – 8.3%
63,154	Cheniere Energy, Inc.	3,990,070
8,000	New Fortress Energy LLC	87,040
30,714	Tellurian Inc.	236,190

		4,313,300

Pipeline Transportation | Natural Gas – 29.1%
178,301	Energy Transfer LP	2,449,856
90,000	Enterprise Products Partners LP	2,510,100
11,981	EQM Midstream Partners LP	516,381
25,297	Equitrans Midstream Corp.	502,398
77,815	Inter Pipeline Ltd.	1,185,993
67,877	Keyera Corp.	1,635,155
125,000	Kinder Morgan, Inc.	2,493,750
80,594	TC Energy Corp.	3,928,928

		15,222,561

Pipeline Transportation | Petroleum – 21.3%
68,250	Enbridge, Inc.	2,512,666
23,156	Magellan Midstream Partners LP	1,424,094
13,256	PBF Logistics LP	266,446
70,000	Pembina Pipeline Corp.	2,497,337
138,479	Plains GP Holdings LP Class A*	3,118,547
20,446	SemGroup Corp. Class A	257,824
19,025	Shell Midstream Partners LP	400,096
27,467	Tallgrass Energy LP	653,440

		11,130,450

Power Generation – 0.2%
2,732	Enviva Partners LP	83,326

Production + Mining | Coal – 1.2%
36,393	Alliance Resource Partners LP	626,324

Regasification – 0.7%
21,080	Golar LNG Ltd.	383,445

Services | Midstream – 1.3%
6,000	Rattler Midstream LP*	112,320
31,818	USA Compression Partners LP	543,133

		655,453

Common Stocks – (continued)
Services | Upstream – 0.7%
42,345	Archrock, Inc.	375,600

TOTAL COMMON STOCKS
(Cost $43,772,874)		$48,821,723

Shares	Dividend Rate	Value

Investment Companies – 3.9%
ClearBridge Energy Midstream Opportunity Fund, Inc.
37,314	10.200%	$336,572
ClearBridge MLP & Midstream Fund, Inc.
28,510	9.866	340,980
ClearBridge MLP & Midstream Total Return Fund, Inc.
37,081	9.628	338,920
Kayne Anderson MLP/Midstream Investment Co.
22,426	9.690	333,250
Neuberger Berman MLP Income Fund, Inc.
45,137	8.931	333,562
Tortoise Energy Infrastructure Corp.
15,084	11.964	330,340

TOTAL INVESTMENT COMPANIES
(Cost $1,770,957)		$2,013,624

TOTAL INVESTMENTS – 97.4%
(Cost $45,543,831)		$50,835,347

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%		1,379,748

NET ASSETS – 100.0%		$52,215,095

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP & ENERGY FUND

Statement of Assets and Liabilities

May 31, 2019 (Unaudited)

Assets:
Investments, at value (cost $45,543,831)	$50,835,347
Cash	551,493
Receivables:
Fund shares sold	717,982
Investments sold	397,709
Dividends	53,819
Reimbursement from investment adviser	32,513
Other assets	69,470
Total assets	52,658,333

Liabilities:
Payables:
Investments purchased	333,622
Management fees	44,802
Distribution and Service fees and Transfer Agency fees	1,472
Accrued expenses	63,342
Total liabilities	443,238

Net Assets:
Paid-in capital	46,289,004
Total distributable earnings (loss)	5,926,091
NET ASSETS	$52,215,095
Net Assets:
Class A	$58,865
Class C	49,400
Institutional	2,770,324
Investor	50,228
Class P	49,183,888
Class R	52,036
Class R6	50,354
Total Net Assets	$52,215,095
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	6,092
Class C	5,131
Institutional	286,130
Investor	5,191
Class P	5,081,843
Class R	5,392
Class R6	5,200
Net asset value, offering and redemption price per share:(a)
Class A	$9.66
Class C	9.63
Institutional	9.68
Investor	9.68
Class P	9.68
Class R	9.65
Class R6	9.68

(a)	Maximum public offering price per share for Class A Shares is $10.22. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MLP & ENERGY FUND

Statement of Operations

For the Six Months Ended May 31, 2019 (Unaudited)

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $40,767)	$863,628

Dividends — affiliated issuers	3,153

Total investment income	866,781

Expenses:

Management fees	226,235

Professional fees	61,525

Registration fees	60,308

Custody, accounting and administrative services	29,991

Printing and mailing costs	20,686

Trustee fees	7,957

Transfer Agency fees(a)	7,074

Distribution and Service fees(a)	436

Other	18,237

Total expenses	432,449

Less — expense reductions	(184,396)

Net expenses	248,053

NET INVESTMENT INCOME	618,728

Realized and unrealized gain (loss):

Net realized gain from:

Investments — unaffiliated issuers	120,866

Foreign currency transactions	4,647

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	5,468,328

Foreign currency translation	(90)

Net realized and unrealized gain	5,593,751

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,212,479

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

Distribution and/or Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
$63	$245	$128	$45	$44	$549	$45	$6,338	$46	$7

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP & ENERGY FUND

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2019 (Unaudited)	For the Fiscal Year Ended November 30, 2018
From operations:

Net investment income	$618,728	$53,784

Net realized gain (loss)	125,513	(96,282)

Net change in unrealized gain (loss)	5,468,238	(67,172)

Net increase (decrease) in net assets resulting from operations	6,212,479	(109,670)

Distributions to shareholders:

From total distributable earnings:

Class A Shares	—	(537)

Class C Shares	—	(388)

Institutional Shares	—	(33,823)

Investor Shares	—	(587)

Class P Shares(a)	—	(18,744)

Class R Shares	—	(497)

Class R6 Shares	—	(617)

From return of capital:

Class A Shares	—	(830)

Class C Shares	—	(599)

Institutional Shares	—	(52,282)

Investor Shares	—	(907)

Class P Shares(a)	—	(28,976)

Class R Shares	—	(767)

Class R6 Shares	—	(954)

Total distributions to shareholders	—	(140,508)

From share transactions:

Proceeds from sales of shares	49,808,541	4,896,003

Reinvestment of distributions	—	140,508

Cost of shares redeemed	(9,336,626)	(2,140,319)

Net increase in net assets resulting from share transactions	40,471,915	2,896,192

TOTAL INCREASE	46,684,394	2,646,014

Net assets:

Beginning of period	5,530,701	2,884,687

End of period	$52,215,095	$5,530,701

(a)	Commenced operations on April 16, 2018.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP & Energy Fund
	Class A Shares
	Six Months Ended May 31, 2019 (Unaudited)		Year Ended November 30,
			2018		2017(a)
Per Share Data

Net asset value, beginning of period	$9.26		$9.54		$10.00

Net investment income (loss)(b)	0.10		0.11		0.01

Net realized and unrealized gain (loss)	0.30		(0.12)		(0.40)

Total from investment operations	0.40		(0.01)		(0.39)

Distributions to shareholders from net investment income	—		(0.11)		(0.03)

Distributions to shareholders from capital	—		(0.16)		(0.04)

Total distributions	—		(0.27)		(0.07)

Net asset value, end of period	$9.66		$9.26		$9.54

Total return(c)	4.32%		(0.21)%		(3.93)%

Net assets, end of period (in 000s)	$59		$48		$48

Ratio of net expenses to average net assets	1.49	%(d)	1.49%		1.49	%(d)

Ratio of total expenses to average net assets	2.63	%(d)	15.71	%(e)	20.57	%(d)

Ratio of net investment income to average net assets	2.14	%(d)	1.14%		0.64	%(d)

Portfolio turnover rate(f)	38%		67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP & Energy Fund
	Class C Shares
	Six Months Ended May 31, 2019 (Unaudited)		Year Ended November 30,
			2018		2017(a)
Per Share Data

Net asset value, beginning of period	$9.26		$9.54		$10.00

Net investment income(b)	0.07		0.04		—	(c)

Net realized and unrealized gain (loss)	0.30		(0.12)		(0.41)

Total from investment operations	0.37		(0.08)		(0.41)

Distributions to shareholders from net investment income	—		(0.08)		(0.02)

Distributions to shareholders from capital	—		(0.12)		(0.03)

Total distributions	—		(0.20)		(0.05)

Net asset value, end of period	$9.63		$9.26		$9.54

Total return(d)	3.88%		(0.86)%		(4.04)%

Net assets, end of period (in 000s)	$49		$48		$48

Ratio of net expenses to average net assets	2.24	%(e)	2.24%		2.24	%(e)

Ratio of total expenses to average net assets	3.38	%(e)	16.47	%(f)	21.32	%(e)

Ratio of net investment income (loss) to average net assets	1.42	%(e)	0.39%		(0.11	)%(e)

Portfolio turnover rate(g)	38%		67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP & Energy Fund
	Institutional Shares
	Six Months Ended May 31, 2019 (Unaudited)		Year Ended November 30,
			2018		2017(a)
Per Share Data

Net asset value, beginning of period	$9.26		$9.54		$10.00

Net investment income(b)	0.12		0.15		0.02

Net realized and unrealized gain (loss)	0.30		(0.12)		(0.41)

Total from investment operations	0.42		0.03		(0.39)

Distributions to shareholders from net investment income	—		(0.12)		(0.03)

Distributions to shareholders from capital	—		(0.19)		(0.04)

Total distributions	—		(0.31)		(0.07)

Net asset value, end of period	$9.68		$9.26		$9.54

Total return(c)	4.54%		0.18%		(3.87)%

Net assets, end of period (in 000s)	$2,770		$2,650		$2,644

Ratio of net expenses to average net assets	1.10	%(d)	1.10%		1.10	%(d)

Ratio of total expenses to average net assets	2.24	%(d)	15.32	%(e)	20.18	%(d)

Ratio of net investment income to average net assets	2.56	%(d)	1.53%		1.03	%(d)

Portfolio turnover rate(f)	38%		67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP & Energy Fund
	Investor Shares
	Six Months Ended May 31, 2019 (Unaudited)		Year Ended November 30,
			2018		2017(a)
Per Share Data

Net asset value, beginning of period	$9.26		$9.54		$10.00

Net investment income(b)	0.12		0.14		0.01

Net realized and unrealized gain (loss)	0.30		(0.13)		(0.40)

Total from investment operations	0.42		0.01		(0.39)

Distributions to shareholders from net investment income	—		(0.11)		(0.03)

Distributions to shareholders from capital	—		(0.18)		(0.04)

Total distributions	—		(0.29)		(0.07)

Net asset value, end of period	$9.68		$9.26		$9.54

Total return(c)	4.54%		0.04%		(3.90)%

Net assets, end of period (in 000s)	$50		$48		$48

Ratio of net expenses to average net assets	1.24	%(d)	1.24%		1.24	%(d)

Ratio of total expenses to average net assets	2.38	%(d)	15.46	%(e)	20.32	%(d)

Ratio of net investment loss to average net assets	2.42	%(d)	1.39%		0.89	%(d)

Portfolio turnover rate(f)	38%		67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP & Energy Fund
	Class P
	Six Months Ended May 31, 2019 (Unaudited)	Period Ended November 30, 2018(a)
Per Share Data

Net asset value, beginning of period	$9.26	$9.52

Net investment income(b)	0.13	0.14

Net realized and unrealized gain (loss)	0.29	(0.09)

Total from investment operations	0.42	0.05

Distributions to shareholders from net investment income	—	(0.12)

Distributions to shareholders from capital	—	(0.19)

Total distributions	—	(0.31)

Net asset value, end of period	$9.68	$9.26

Total return(c)	4.54%	0.42%

Net assets, end of period (in 000s)	$49,184	$2,640

Ratio of net expenses to average net assets(d)	1.09%	1.09%

Ratio of total expenses to average net assets(d)(e)	1.89%	4.04%

Ratio of net investment income to average net assets(d)	2.75%	2.37%

Portfolio turnover rate(f)	38%	67%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP & Energy Fund
	Class R Shares
	Six Months Ended May 31, 2019 (Unaudited)		Year Ended November 30,
			2018		2017(a)
Per Share Data

Net asset value, beginning of period	$9.26		$9.54		$10.00

Net investment income(b)	0.09		0.09		0.01

Net realized and unrealized gain (loss)	0.30		(0.12)		(0.41)

Total from investment operations	0.39		(0.03)		(0.40)

Distributions to shareholders from net investment income	—		(0.10)		(0.02)

Distributions to shareholders from capital	—		(0.15)		(0.04)

Total distributions	—		(0.25)		(0.06)

Net asset value, end of period	$9.65		$9.26		$9.54

Total return(c)	4.21%		(0.46)%		(3.97)%

Net assets, end of period (in 000s)	$52		$49		$48

Ratio of net expenses to average net assets	1.74	%(d)	1.74%		1.74	%(d)

Ratio of total expenses to average net assets	2.88	%(d)	15.94	%(e)	20.82	%(d)

Ratio of net investment income to average net assets	1.92	%(d)	0.89%		0.39	%(d)

Portfolio turnover rate(f)	38%		67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP & Energy Fund
	Class R6 Shares
	Six Months Ended May 31, 2019 (Unaudited)		Year Ended November 30,
			2018		2017(a)
Per Share Data

Net asset value, beginning of period	$9.26		$9.54		$10.00

Net investment income(b)	0.12		0.15		0.02

Net realized and unrealized gain (loss)	0.30		(0.12)		(0.41)

Total from investment operations	0.42		0.03		(0.39)

Distributions to shareholders from net investment income	—		(0.12)		(0.03)

Distributions to shareholders from capital	—		(0.19)		(0.04)

Total distributions	—		(0.31)		(0.07)

Net asset value, end of period	$9.68		$9.26		$9.54

Total return(c)	4.54%		0.19%		(3.87)%

Net assets, end of period (in 000s)	$50		$48		$48

Ratio of net expenses to average net assets	1.09	%(d)	1.09%		1.09	%(d)

Ratio of total expenses to average net assets	2.23	%(d)	15.31	%(e)	20.17	%(d)

Ratio of net investment income to average net assets	2.57	%(d)	1.54%		1.04	%(d)

Portfolio turnover rate(f)	38%		67%		11%

(a)	Commenced operations on September 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The amount reflects certain expense reallocations between the classes due to the timing of sales and redemptions of Fund class shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP & ENERGY FUND

Notes to Financial Statements

May 31, 2019 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs MLP & Energy Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering seven classes of shares — Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Investment income distributions, if any, are declared and paid at least semi-annually. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

21

GOLDMAN SACHS MLP & ENERGY FUND

Notes to Financial Statements (continued)

May 31, 2019 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

22

GOLDMAN SACHS MLP & ENERGY FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of May 31, 2019:

MLP & ENERGY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$48,821,723	$—	$—

Investment Company	2,013,624	—	—

Total	$50,835,347	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended May 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

^	Effective Net Management Rate includes impact of management fee waivers of underlying funds, if any.

23

GOLDMAN SACHS MLP & ENERGY FUND

Notes to Financial Statements (continued)

May 31, 2019 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended May 31, 2019, GSAM waived $170 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended May 31, 2019, Goldman Sachs did not retain any portion of the sales charges or CDSC for the Fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.064%. These Other Expense limitations will remain in place through at least March 29, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Statement of Operations for the six months ended May 31, 2019.

24

GOLDMAN SACHS MLP & ENERGY FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended May 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$170	$184,226	$184,396

G.  Line of Credit Facility — As of May 31, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended May 31, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019, the facility was $770,000,000.

H.  Other Transactions with Affiliates — For the six months ended May 31, 2019, Goldman Sachs earned $6,157 in brokerage commissions from portfolio transactions on behalf of the Fund.

As of May 31, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 85% of Class A Shares, 100% of Class C, Institutional, Investor and Class R6 Shares and 96% of Class R Shares of the Fund.

The table below shows the transactions in and earnings from investments in Institutional Shares of the Goldman Sachs Financial Square Government Fund for the six months ended May 31, 2019.

Beginning Value as of November 30, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of May 31, 2019	Shares as of May 31, 2019	Dividend Income
$83,541	$14,461,247	$(14,544,788)	$—	—	$3,153

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended May 31, 2019, were $55,509,355 and $16,051,326, respectively.

6. TAX INFORMATION

As of the Fund’s most recent fiscal year end, November 30, 2018, the Fund’s certain timing differences on a tax basis were as follows:

Timing differences (Late Year Loss deferral)	$(1,759)

As of May 31, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$45,651,625
Gross unrealized gain	5,609,236
Gross unrealized loss	(425,514)
Net unrealized security loss	$5,183,722

25

GOLDMAN SACHS MLP & ENERGY FUND

Notes to Financial Statements (continued)

May 31, 2019 (Unaudited)

6. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments and partnership investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior two years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Geographic and Sector Risk — The Fund focuses its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Investments in Other Investment Companies — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

26

GOLDMAN SACHS MLP & ENERGY FUND

7. OTHER RISKS (continued)

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Tax Risks — Tax risks associated with investments in the Fund include but are not limited to the following:

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

27

GOLDMAN SACHS MLP & ENERGY FUND

Notes to Financial Statements (continued)

May 31, 2019 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended May 31, 2019 (Unaudited)		For the Fiscal Year Ended November 30, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	916	$9,047	—	$—
Reinvestment of distributions	—	—	141	1,367
	916	9,047	141	1,367
Class C Shares
Reinvestment of distributions	—	—	102	987
	—	—	102	987
Institutional Shares
Shares sold	141	1,390	1	10
Reinvestment of distributions	—	—	8,897	86,105
Shares redeemed	—	—	(1)	(10)
	141	1,390	8,897	86,105
Investor Shares
Reinvestment of distributions	—	—	154	1,494
	—	—	154	1,494
Class P Shares(a)
Shares sold	5,826,482	49,797,205	506,599	4,894,707
Reinvestment of distributions	—	—	5,132	47,720
Shares redeemed	(1,029,719)	(9,336,626)	(226,651)	(2,140,309)
	4,796,763	40,460,579	285,080	2,802,118
Class R Shares
Shares sold	97	899	131	1,286
Reinvestment of distributions	—	—	131	1,264
	97	899	262	2,550
Class R6 Shares
Reinvestment of distributions	—	—	162	1,571
	—	—	162	1,571

NET INCREASE	4,797,917	$40,471,915	294,798	$2,896,192

(a)	Commenced operations on April 16, 2018.

28

GOLDMAN SACHS MLP & ENERGY FUND

Fund Expenses — Six Months Ended May 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2018 through May 31, 2019, which represents a period of 182 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 12/1/18	Ending Account Value 5/31/19		Expenses Paid for the 6 months ended 5/31/19*
Class A
Actual	$1,000.00	$1,043.20		$7.59
Hypothetical 5% return	1,000.00	1,017.50	+	7.49
Class C
Actual	1,000.00	1,038.80		11.39
Hypothetical 5% return	1,000.00	1,013.76	+	11.25
Institutional
Actual	1,000.00	1,045.40		5.61
Hypothetical 5% return	1,000.00	1,019.45	+	5.54
Investor
Actual	1,000.00	1,045.40		6.32
Hypothetical 5% return	1,000.00	1,018.75	+	6.24
Class P
Actual	1,000.00	1,045.40		5.56
Hypothetical 5% return	1,000.00	1,019.50	+	5.49
Class R
Actual	1,000.00	1,042.10		8.86
Hypothetical 5% return	1,000.00	1,016.26	+	8.75
Class R6
Actual	1,000.00	1,045.40		5.56
Hypothetical 5% return	1,000.00	1,019.50	+	5.49

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended May 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
1.49%	2.24%	1.10%	1.24%	1.09%	1.74%	1.09%

29

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.38 trillion in assets under supervision as of March 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Goldman Sachs does not provide legal, tax or accounting advice, unless explicitly agreed between you and Goldman Sachs (generally through certain services offered only to clients of Private Wealth Management). Any statement contained in this presentation concerning U.S. tax matters is not intended or written to be used and cannot be used for the purpose of avoiding penalties imposed on the relevant taxpayer. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of May 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

“Alerian Midstream Energy Select Index”, “Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMEI”, “AMEIX”, “AMZ” and “AMZX” are trademarks of Alerian and their use is granted under a license from Alerian.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 171980-OTU-1013751 MLPANDESAR-19

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	July 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	July 30, 2019

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	July 30, 2019